Filed Pursuant to Rule 497(d)
Registration File No.: 333-210770
BLACKROCK HEALTH SCIENCES TRUST
Supplement dated August 30, 2017 to the
Prospectus, dated April 25, 2017 of
BlackRock Health Sciences Trust
This supplement amends certain information in the Prospectus (the “Prospectus”), dated April 25, 2017, of BlackRock Health Sciences Trust (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.
Effective September 5, 2017, the Prospectus is amended as follows:
Item 5 of Part II of the Prospectus
The fifth paragraph in the section entitled “Plan of Distribution” in Item 5 of Part II of the Prospectus is hereby revised in its entirety as follows:
Settlements of sales of common shares will occur on the second business day following the date on which any such sales are made.
Shareholders should retain this supplement for future reference